UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

Form 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2011

FactSet Research Systems Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7
Norwalk, Connecticut 06851
(Address of principal executive offices)

(203) 810-1000
(Registrant’s telephone number, including area code)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the fiscal 2011 Annual Meeting of Stockholders (the “Meeting”) of FactSet Research Systems Inc. (“FactSet” or the “Company”) held on December 13, 2011, the stockholders of FactSet voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01, of FactSet from 100,000,000 to 150,000,000 shares. Such amendment to FactSet’s Restated Certificate of Incorporation had previously been approved by the Company’s Board of Directors on October 24, 2011.

On December 16, 2011, a Certificate of Amendment was filed with the Secretary of State of Delaware to effect, as of such date, the foregoing amendment of the Company’s Restated Certificate of Incorporation. A copy of such Certificate of Amendment is attached and filed as Exhibit 3.1 to this current report on Form 8-K, and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following five proposals were submitted to FactSet’s stockholders at the fiscal 2011 Annual Meeting of Stockholders held on December 13, 2011:

1.	To elect three directors to the Board of Directors, each for a three-year term.

2.	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as FactSet’s independent registered public accounting firm for the fiscal year ending August 31, 2012.

3.	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of FactSet’s common stock from 100,000,000 to 150,000,000.

4.	To approve, by a non-binding vote, the fiscal 2011 compensation of the Company’s named executive officers.

5.	To approve, by a non-binding vote, the one-year frequency of future executive compensation voting.

For more information about the foregoing proposals, see FactSet’s Proxy Statement dated October 31, 2011. Holders of FactSet common stock were entitled to one vote per share and vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Proposal 1: To elect three members to the Board of Directors of FactSet, each for a three-year term.

Director	For	Withheld	Broker Non-Votes
Robin A. Abrams	35,119,720	3,489,041	3,915,084
Michael F. DiChristina	37,864,638	744,123	3,915,084
Walter F. Siebecker	37,208,698	1,400,063	3,915,084

The three nominees were elected to the Board of Directors and will serve as directors until the Company’s fiscal 2014 annual meeting or until their respective successors are elected and qualified. The other directors whose terms of office continued after the Meeting are: Scott A. Billeadeau, Philip A. Hadley, Joseph E. Laird, Jr., James J. McGonigle, Charles J. Snyder and Joseph R. Zimmel.

Proposal 2: To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as FactSet’s independent registered public accounting firm for the fiscal year ending August 31, 2012.

For	42,354,380
Against	145,943
Abstained	23,522

The appointment of PricewaterhouseCoopers LLP was ratified.

Proposal 3: To approve the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of FactSet’s common stock from 100,000,000 to 150,000,000.

For	36,868,480
Against	5,626,404
Abstained	28,961

The amendment was approved.

Proposal 4: To approve, by a non-binding vote, the fiscal 2011 compensation awarded to the Company’s named executive officers.

For	38,001,571
Against	528,461
Abstained	78,729
Broker Non-Votes	3,915,084

The fiscal 2011 compensation awarded to FactSet’s named executive officers was approved by a non-binding vote.

Proposal 5: To approve, by a non-binding vote, the one-year frequency of future executive compensation voting.

One Year	33,305,494
Two Years	244,139
Three Years	5,043,297
Abstained	15,831
Broker Non-Votes	3,915,084

The frequency that received the highest number of votes (one year) was deemed to be the frequency selected by the Company’s stockholders by a non-binding.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

EXHIBIT NUMBER	DESCRIPTION

3.1	Second Amendment to the Restated Certificate of Incorporation of FactSet Research Systems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: December 16, 2011	/s/ MAURIZIO NICOLELLI
Maurizio Nicolelli
Senior Vice President and Director of Finance (Principal Financial Officer)

/s/ MATTHEW J. MCNULTY
Matthew J. McNulty
Vice President and Controller (Principal Accounting Officer)

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